EXHIBIT 10.13.24


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                            DATED 31st JANUARY 2006

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                          TARRANT COMPANY LIMITED (1)
                                      AND
                               MARBLE LIMITED (2)
                                      AND
                        TRADE LINK HOLDINGS LIMITED (3)
                                 (AS BORROWERS)

                                      AND

                UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION (4)
                                   (AS AGENT)

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                          SIXTEENTH DEED OF VARIATION
                                       TO
                      SYNDICATED LETTER OF CREDIT FACILITY

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                             BARLOW LYDE & GILBERT
                   SUITE 1901, 19TH FLOOR, CHEUNG KONG CENTER
                             2 QUEEN'S ROAD CENTRAL
                                   HONG KONG

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


THIS DEED OF VARIATION is made the 31 st day of January 2006

BETWEEN:

(1) TARRANT COMPANY LIMITED a company incorporated in Hong Kong under company number 163310 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong
         ("TARRANT");

(2) MARBLE LIMITED a company incorporated in Hong Kong under company number 399753 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong ("MARBLE");

(3) TRADE LINK HOLDINGS LIMITED a company incorporated in Hong Kong under company number 592076 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong ("TRADE LINK"); and

(4)      UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION (the "AGENT").


WHEREAS:

(A) Under the terms of a syndicated letter of credit facility agreement (the "FACILITY AGREEMENT" which expression shall include the same as from time to time amended, supplemented or modified) entered into on 13th June 2002 by and between the Borrowers and the Finance Parties, the Agent (in its capacity as the Issuer) agreed, inter alia, to make available to the Borrowers a facility for the issue of letters of credit, upon the terms and subject to the conditions set out therein.

(B) Under various Deeds of Variation to the Facility Agreement entered into on 26th February, 2003, 19th May, 2003, 2nd June, 2003, 18th June, 2003, 23rd December, 2003, 17th March, 2004, 5th May, 2004,
         17th June, 2004, 29th October, 2004, 31st December, 2004, 14th February, 2005, 27th June 2005, 29th July 2005, 31st August 2005 and 31st October 2005 by and between the Borrowers and the Agent (the "PRIOR DEEDS OF VARIATION"), the parties thereto agreed to vary the terms of the Facility Agreement as set out in the Prior Deeds of Variation.

(C) The parties hereto have therefore agreed, pursuant to Clause 23 of the Facility Agreement, to vary the terms of the Facility Agreement as set out in this Deed of Variation.

NOW THIS DEED HEREBY WITNESSETH as follows:-

1.      DEFINITIONS AND INTERPRETATION

        Words and phrases which are not defined or construed in this Deed of Variation but which are defined or construed in the Facility Agreement, the Companies Ordinance or the Bankruptcy Ordinance shall be construed as having the meanings ascribed to them therein. To the extent that there is any inconsistency between the terms of this Deed of Variation and the Facility Agreement, the terms of this Deed of Variation shall prevail. References to clause numbers are to those clauses in the Facility Agreement, unless indicated otherwise.

2.      VARIATION

2.1 The parties hereto hereby agree that the Facility Agreement shall be varied in the following manner:-

       2.1.1 By the deletion in its entirety from Clause 1.1 of the Facility Agreement of the definition of the term "TERMINATION DATE", and the substitution therefor of the following:

                  "`TERMINATION DATE'           31ST JULY,  2006, OR ANY EARLIER
                                                DATE UPON  WHICH THE  ISSUER MAY
                                                (WHETHER   ALONE  OR  ACTING  IN
                                                CONJUNCTION  WITH ANY OTHER BANK
                                                OR FINANCIAL  INSTITUTION) ENTER
                                                INTO A CREDIT FACILITY AGREEMENT
                                                WITH THE  BORROWERS  IN ORDER TO
                                                REFINANCE  THE  FACILITY  AND TO
                                                SUPERSEDE   AND   REPLACE   THIS
                                                AGREEMENT;"

       2.1.2 By the deletion in its entirety of Schedule 1 to the Facility Agreement, and the substitution therefor of the following:

                                  "SCHEDULE 1

                             BANKS AND COMMITMENTS

--------------------------- ------------------- ------------------ ----------------------------
COLUMN 1: BANK              COLUMN 2:           COLUMN 3:          COLUMN 4:
                            COMMITMENT          SUB-LIMIT          APPLICABLE PERIOD

--------------------------- ------------------- ------------------ ----------------------------
UPS CAPITAL GLOBAL TRADE    US$15,000,000       US$15,000,000      ON OR BEFORE 31ST AUGUST,
FINANCE CORPORATION                                                2005
--------------------------- ------------------- ------------------ ----------------------------
                            US$14,500,000       US$11,500,000      AT ANY TIME ON OR AFTER 1ST
                                                                   SEPTEMBER, 2005, AND BEFORE
                                                                   1ST OCTOBER, 2005
--------------------------- ------------------- ------------------ ----------------------------
                            US$14,000,000       US$11,000,000      AT ANY TIME ON OR AFTER 1ST
                                                                   OCTOBER, 2005 AND BEFORE
                                                                   1ST NOVEMBER, 2005
--------------------------- ------------------- ------------------ ----------------------------
                            US$13,500,000       US$10,500,000      AT ANY TIME ON OR AFTER 1ST
                                                                   NOVEMBER, 2005 AND BEFORE
                                                                   1ST DECEMBER, 2005
--------------------------- ------------------- ------------------ ----------------------------
                            US$13,000,000       US$10,000,000      AT ANY TIME ON OR AFTER 1ST
                                                                   DECEMBER 2005 AND BEFORE
                                                                   1ST JANUARY, 2006


                                       2


--------------------------- ------------------- ------------------ ----------------------------
                            US$12,500,000       US$9,500,000       AT ANY TIME ON OR AFTER 1ST
                                                                   JANUARY 2006 AND BEFORE 1ST
                                                                   APRIL 2006
--------------------------- ------------------- ------------------ ----------------------------
                            US$12,000,000       US$9,000,000       AT ANY TIME ON OR AFTER 1ST
                                                                   APRIL 2006 AND BEFORE 1ST
                                                                   MAY 2006
--------------------------- ------------------- ------------------ ----------------------------
                            US$11,500,000       US$8,500,000       AT ANY TIME ON OR AFTER 1ST
                                                                   MAY 2006 AND BEFORE 1ST
                                                                   JUNE 2006
--------------------------- ------------------- ------------------ ----------------------------
                            US$11,000,000       US$8,000,000       AT ANY TIME ON OR AFTER 1ST
                                                                   JUNE 2006 AND BEFORE 1ST
                                                                   JULY 2006
--------------------------- ------------------- ------------------ ----------------------------
                             US$10,500,000       US$7,500,000       AT ANY TIME ON OR AFTER 1ST
                                                                   JULY, 2006
--------------------------- ------------------- ------------------ ----------------------------

3.       NO OTHER AMENDMENTS OR WAIVERS

3.1 The execution, delivery and effectiveness of this Deed of Variation shall not operate as a waiver of any right, power or remedy of the Agent under the Facility Agreement or any of the other Finance Documents, nor constitute a waiver of any provision of the Facility Agreement or any of the other Finance Documents. Except for the amendments and agreements set forth above, the text of the Facility Agreement and all other Finance Documents shall remain unchanged and in full force and effect and each of the Borrowers hereby ratifies and confirms its obligations thereunder. This Deed of Variation shall not constitute a modification of the Facility Agreement or any of the other Finance Documents or a course of dealing with the Agent at variance with the Facility Agreement or any of the other Finance Documents such as to require further notice by the Agent to require strict compliance with the terms of the Facility Agreement or any of the other Finance Documents in the future, except as expressly set forth herein. Each of the Borrowers acknowledges and expressly agrees that the Agent reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Facility Agreement and all other Finance Documents. The Borrowers have no knowledge of any challenge to the Agent's claims arising under the Facility Agreement or any of the other Finance Documents, or to the effectiveness of the Facility Agreement or any of the other Finance Documents.

3.2 The parties hereby acknowledge and confirm that neither the obligations of any Borrower nor the rights and remedies of the Agent under the Facility Agreement or any of the other Finance Documents or otherwise conferred by law shall be discharged, prejudiced or impaired by reason of the execution of this Deed of Variation or the variation of the terms and conditions of the Facility Agreement in accordance with this Deed of Variation.

4.       GENERAL

4.1 This Deed of Variation may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which when so executed and delivered shall be original but all the counterparts together shall constitute one and the same instrument.

4.2 This Deed of Variation shall be governed and construed in accordance with the laws of the Hong Kong Special Administrative Region of the People's Republic of China and the parties hereto agree to submit to the non-exclusive jurisdiction of the Courts of the Hong Kong Special Administrative Region of the People's Republic of China.

IN WITNESS WHEREOF this Deed of Variation has been entered into the day and year first above written.

THE BORROWERS


THE COMMON SEAL of               )
TARRANT COMPANY LIMITED          )
was hereunto affixed             )
in the presence of:              )


/S/ HENRY CHU
--------------------------------
Henry Chu, Director


 /S/ CHARLES LAI
--------------------------------
Charles Lai, Director/Secretary




THE COMMON SEAL of               )
MARBLE LIMITED                   )
was hereunto affixed             )
in the presence of:              )


/S/ HENRY CHU
--------------------------------
Henry Chu, Director


 /S/ CHARLES LAI
--------------------------------
Charles Lai, Director/Secretary




THE COMMON SEAL of               )
TRADE LINK HOLDINGS LIMITED      )
was hereunto affixed             )
in the presence of:              )


/S/ HENRY CHU
--------------------------------
Henry Chu, Director


 /S/ CHARLES LAI
--------------------------------
Charles Lai, Director/Secretary

THE AGENT


SIGNED for and on behalf of      )
UPS CAPITAL GLOBAL               )
TRADE FINANCE CORPORATION        )
by:                              )
in the presence of:              )             /S/  JOHN  P. HOLLOWAY
                                               -------------------------
                                                    John P. Holloway,
                                                    Director of
                                                    Portfolio Management

/S/ KETAK SAMPAT
--------------------------------
Ketak Sampat, WITNESS


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